Goodwill (Tables)	12 Months Ended
Dec. 31, 2023
Goodwill
Schedule of goodwill

	All other	BIGO	Total
	US$	US$	US$

Balance as of December 31, 2021	104,042	1,854,221	1,958,263
Increase in goodwill related to acquisition (ii)	708,471	—	708,471
Impairment (i)	(14,830)	—	(14,830)
Foreign currency translation adjustments	(2,597)	—	(2,597)
Balance as of December 31, 2022	795,086	1,854,221	2,649,307

Foreign currency translation adjustments	(26)	—	(26)
Balance as of December 31, 2023	795,060	1,854,221	2,649,281
(i)

The Group performs its annual goodwill impairment test of each reporting unit in the fourth quarter, or more frequently, if certain events or circumstances warrant. Events or changes in circumstances which might indicate potential impairment in goodwill include the entity-specific factors, including, but not limited to, stock price volatility, market capitalization relative to net book value, and projected revenue, market growth and operating results. The estimated fair value of each reporting unit is determined using either an income approach or a market approach, when appropriate.

The Group performed a goodwill impairment analysis in the fourth quarter of 2021, 2022 and 2023. When determining the fair value of the Bigo reporting unit, the Group used the income approach. The income approach determines fair value based on discounted cash flow model derived from the reporting units’ long-term forecasts which included a five-year future cash flow projection and an estimated terminal value for the impairment analysis. The discounted cash flow model included a number of significant unobservable inputs. Key assumptions used to determine the estimated fair value include: (a) the future cash flows forecasts including revenue growth, (b) an estimated terminal value using a terminal year long-term future growth rate determined based on the growth prospects of the reporting unit; and (c) a discount rate that reflects the weighted-average cost of capital adjusted for the relevant risk associated with each reporting unit’s operations and the uncertainty inherent in the Group’s internally developed forecasts. Based on the Group’s assessment, the fair value of Bigo reporting unit exceeded its related carrying value by approximately 10%, 4% and 3% at December 31, 2021, 2022 and 2023, respectively. When determining the fair value of the Shopline reporting unit, the Group used the market approach, which considered certain market multiples of revenue of comparable companies engaged in a similar operation and economic characteristics. A key assumption used to determine the estimated fair value included the selection of appropriate market multiples. Based on the Group’s assessment, the fair value of the Shopline reporting unit exceeded its related carrying value by approximately 1% at December 31, 2023. Management assessed the reasonableness of its reporting unit the fair value determinations after giving due consideration to the Group’s net book value and market capitalization.

In the annual goodwill impairment assessment, the Company concluded that the carrying amounts of a reporting unit exceeded its respective fair values and recorded impairment losses of nil, US$14,830 and nil during the years ended December 31, 2021, 2022 and 2023, respectively.

(ii)The increase in goodwill in 2022 was related to the acquisition in Note 5.